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                                                                  EXHIBIT 10.16

                                                                  FINAL VERSION


                              MARKETING AGREEMENT


     MARKETING AGREEMENT (the "AGREEMENT"), dated as of May 31, 1996, by and among Barnett Banks, Inc., a Florida corporation (together with its subsidiaries, "Barnett"), and Homeside, Inc. (formerly known as GrantAmerica, Inc.), a Delaware corporation (together with its subsidiaries, the "COMPANY").

     WHEREAS, Barnett and the Company have entered into a Stock Purchase Agreement, dated as of March 4, 1996 (the "PURCHASE AGREEMENT"), pursuant to which the Company is purchasing from Barnett all of the issued and outstanding capital stock of Barnett Mortgage Company, a Florida corporation ("BMC"); and

     WHEREAS, it is a condition to the obligations of Barnett under the Purchase Agreement that the parties hereto execute this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined in the Agreement shall have the meanings assigned to such terms in the Purchase Agreement. In addition, the following terms shall have the following meanings:

     "BARNETT CUSTOMER" means any Person who becomes a customer of the Company
(a) in connection with the acquisition of a loan or servicing rights to a loan to such Person by virtue of the sale to the Company of the capital stock of BMC pursuant to the Purchase Agreement or (b) as a result of a sale, after the date hereof, by Barnett or its Affiliates to the Company of a loan and/or servicing rights relating to a loan, in each case for so long as such Person remains obligated to make any payment in respect of such a loan (or any refinancing thereof by the Company or Barnett or its Affiliates). Such Person shall continue to be a "Barnett Customer" notwithstanding any products or services (including, without limitation, refinancings) provided to such Person by the Company.

     "BKB" means The First National Bank of Boston and its Affiliates.

     "BKB CUSTOMER" shall have the meaning set forth in the BKB Marketing Agreement.

     "BKB MARKETING AGREEMENT" means the marketing agreement to be entered into between BKB and the Company substantially in the form attached as Annex A hereto, as in effect from time to time, which Agreement shall not be modified in any way (nor shall any waiver be granted thereunder) which (i) shall impinge upon or otherwise limit the rights of Barnett and its Affiliates under this Agreement or (ii) shall provide to

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BKB any material rights or benefits which, taken as a whole, are more favorable than the rights or benefits provided to Barnett under this Agreement.

     "COMPANY CUSTOMERS" means any Person who is a customer of the Company (including Barnett Customers, BKB Customers and Other Customers).

     "OTHER CUSTOMER" means any Person who is a customer of the Company and is not a Barnett Customer or a BKB Customer.

     SECTION 2. EXCLUSIVE MARKETING RIGHTS. Subject to Sections 7 and 8 hereof, the Company hereby grants to Barnett and its Affiliates the exclusive right to market directly to Barnett Customers, or to solicit directly Barnett Customers with respect to, any and all products and services. In connection with the grant of such exclusive right, subject to Sections 7 and 8 hereof, the Company agrees that it and its Subsidiaries will not, (a) market to Barnett Customers, or solicit directly Barnett Customers with respect to, any products or services or
(b) take any action to facilitate any other Person's ability to so market or solicit Barnett Customers.

     SECTION 3. NON-EXCLUSIVE MARKETING RIGHTS. Subject to Sections 7 and 8 hereof, the Company hereby grants to Barnett and its Affiliates the non-exclusive right to market directly to Other Customers, and to solicit directly Other Customers with respect to, any and all products and services which Barnett markets to its customers generally, other than products and services which are offered by the Company.

     SECTION 4. CUSTOMER LISTS. (a) The Company shall not sell, alienate, assign, grant, or otherwise convey (each of the foregoing referred to herein as a "TRANSFER") to any Person any list of names of or information regarding any Barnett Customers or any right to market to Barnett Customers, or to solicit Barnett Customers with respect to, any products or services. The Company shall at all times keep the names of and all information regarding Barnett Customers confidential. Subject to Sections 7 and 8 hereof, the Company shall use such names and information solely for the purpose of servicing loans to Barnett Customers. Nothing in this Agreement shall be deemed to limit the Company's ability to pledge its assets to secure repayment of indebtedness for money borrowed (in connection with which the Company will seek appropriate confidentiality agreements).

     (b) The Company may Transfer to any Person any list of names of or information regarding Other Customers.

     (c) To the extent permitted pursuant to the BKB Marketing Agreement, the Company may Transfer to any Person any list of names of or information regarding BKB Customers, provided, however, that in the event that the Company proposes to Transfer any list containing names or other information regarding BKB Customers, the


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Company shall notify Barnett in writing of such proposal and shall provide to Barnett an equal opportunity to acquire such list or information.

     (d) The Company shall not use any names of or information regarding Persons who have ceased to be Barnett Customers, for any purpose (including without limitation, marketing or solicitation purposes), other than for internal analytical purposes, and shall not Transfer any such names or information to any Person other than Barnett.

     SECTION 5. CUSTOMER INFORMATION. At the Company's expense, the Company shall furnish to Barnett, at Barnett's request, a list of all Barnett Customers and Other Customers, in each case designating each such customer as a Barnett Customer or an Other Customer and including each such customer's name and all such other information reasonably available to the Company concerning such customer as shall be requested by Barnett; PROVIDED, HOWEVER, that if such a list is requested by Barnett in excess of once per calendar year, Barnett shall reimburse the Company for the Company's reasonable costs and expenses of producing such additional lists.

     SECTION 6. CUSTOMER ACCESS. Subject to the rights granted to BKB under the BKB Marketing Agreement, the Company shall allow Barnett, subject to reasonable restrictions relating to frequency, timing and other matters to be determined by the Company in good faith, to include marketing materials (other than with respect to Eligible Products) in all mortgage account statements and other materials sent by the Company to any Barnett Customers and/or Other Customers. Barnett shall reimburse the Company for the Company's reasonable costs and expenses of including such marketing materials in such statements.

     SECTION 7. REFINANCING RESTRICTIONS.

     (a) Notwithstanding Section 2 hereof, the Company shall have the right to solicit any Barnett Customer for the refinancing of a mortgage loan, but only so long as (i) in connection with such marketing or solicitation the Company complies with such standards and restrictions with respect to solicitation as are set forth in the applicable guides, regulations and practices of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association and such additional standards and restrictions as are typically contained in agency servicing agreements and (ii) such marketing or solicitation does not specifically target Barnett Customers. In addition, in no event will the Company market to or solicit any Barnett Customer whose loan is carried on Barnett's balance sheet to refinance a mortgage loan, unless such marketing or solicitation is conducted solely through materials included in mortgage account statements sent to all Company Customers holding a mortgage.


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     (b) Barnett will not engage in any formal program (E.G., mailings or telemarketing efforts) directly soliciting the refinancing of mortgage loans if such program includes Company Customers or any subset thereof; PROVIDED, HOWEVER, that Barnett may engage in such a program using a customer list rented or purchased from a third party, and, if such list includes Company Customers, Barnett will submit to the Company a list of leads generated from such effort and the Company shall promptly pay to Barnett commercially reasonable compensation as agreed between the Company and Barnett for refinancings arising out of such leads. Nothing herein shall prohibit or limit Barnett's right to refinance loans of Company Customers arising out of efforts other than formal programs initiated by Barnett to solicit directly refinancings (E.G., solicitations by individual brokers or solicitors).

     SECTION 8. ELIGIBLE PRODUCTS MARKETING. The Company shall have the nonexclusive right to market to Barnett Customers, and the exclusive right to market to Other Customers, any Eligible Products. "Eligible Products" shall mean mortgage loans on one-to-four family residential real estate (which, in the case of Barnett Customers, shall be restricted to first mortgages), mortgage credit insurance, relocation services, title insurance and title search services, appraisal services, private mortgage insurance, escrow services, hazard insurance (provided, however, that if Barnett offers such insurance, the Company will not solicit Barnett Customers for such insurance), accelerated mortgage payment products, speed pay services, and a customer retention program comparable to the CountryWide Perks program. "Eligible Products" shall also include such additional products and services which are ancillary to the Company's core business and which the Company may wish to market from time to time, subject to Barnett's prior written approval which shall not be unreasonably withheld. The parties agree that Barnett's approval shall be deemed to be reasonably withheld if such ancillary product or service is competitive with a significant product or service then marketed or under development by Barnett.

     SECTION 9. TERM. The term of this Agreement shall be the later of (i) the eighth anniversary of the date hereof or (ii) the third anniversary of termination of the Operating/Correspondent Agreement. Notwithstanding the foregoing, Barnett's right pursuant to Section 5 hereof to obtain a list of all Barnett's Customers (including such information as provided for in Section 5) shall survive termination of this Agreement.

     SECTION 10. COMPLIANCE. Upon request of either party hereto, the other party shall provide to the requesting party such access to the other party's books, records and personnel, subject to reasonable advance notice and at mutually agreeable times, as is necessary for the requesting party to confirm compliance by the other party with its obligations hereunder.


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     SECTION 11. NO OTHER RESTRICTIONS. Except as specifically set forth herein, and notwithstanding any provision of the Purchase Agreement or any Related Agreement, (i) Barnett shall not be subject to any restrictions with respect to the marketing to or the solicitation of Barnett Customers and (ii) the Company shall not be subject to any restrictions with respect to the marketing to or the solicitation of Other Customers.

     SECTION 12. SUCCESSORS AND ASSIGNS. Each of Barnett and the Company may assign its rights (subject to its obligations) hereunder, in whole or in part; PROVIDED, HOWEVER, that no rights or obligations hereunder may be assigned, in whole or in part, to one or more of the Persons listed on Schedule 5.2A of the Amended and Restated Stockholder Agreement. This Agreement shall be binding on and insure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 13. NOTICE. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and shall be given (and will be deemed to have been duly given upon receipt) by delivery in person, by electronic facsimile transmission, cable, telegram, telex or other standard form of telecommunications, by overnight courier or by registered or certified mail, postage prepaid, addressed as follows:

                  if to Barnett:

                              Barnett Banks, Inc.
                              50 N. Laura Street
                              Jacksonville, FL  32202
                              Attention:   Hinton Nobles
                              Telecopy:   (904) 791-5448

                              with a copy to:

                              Fried, Frank, Harris, Shriver & Jacobson
                              One New York Plaza
                              New York, NY 10004
                              Attention:   Gail Weinstein, Esq.
                              Telecopy:   (212) 859-4000


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                  if to the Company:

                              Homeside, Inc.
                              7301 Bay Meadows Way
                              Jacksonville, FL  32256
                              Attention:   Joe K. Pickett
                              Telecopy:   (904) 281-3745

                              with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02110
                              Attention:  James Westra, Esq.
                              Telecopy:   (617) 951-1295

or at such other address for a party as shall be specified by written notice.

     SECTION 14. MODIFICATION AND WAIVER. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by Barnett and the Company. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision of this Agreement, whether or not similar. No waiver by any party of any breach or violation of this Agreement shall be deemed or construed as a waiver of any subsequent breach or violation thereof, whether or not similar. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     SECTION 15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior proposals, commitments, negotiations and understandings, whether written or oral, and all other communications between the parties relating to the subject matter hereof.

     SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

     SECTION 17. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or

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unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     SECTION 18. THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall entitle any Person other than the parties or their respective successors and assigns permitted hereby to any claim, cause of action, remedy or right of any kind.

     SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same document.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                       BARNETT BANKS, INC.



                                       By: /s/ Hinton F. Nobles, Jr.
                                           -----------------------------
                                            Name: Hinton F. Nobles
                                            Title: Executive Vice President


                                       HOMESIDE, INC.



                                       By: /s/ Joe K. Pickett
                                           ------------------------------
                                            Name: Joe K. Pickett
                                            Title: Chief Executive Officer


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